EXHIBIT 99.1


                             JOINT FILING AGREEMENT


         In accordance with Rule 13d-1(k) under the Securities Exchange Act of 1934, as amended, the undersigned agree to the joint filing on behalf of each of them of this Statement on Schedule 13G (including any amendments thereto) and further agree that this Joint Filing Agreement be included as an Exhibit to such joint filings. In evidence thereof, the undersigned have executed this Joint Filing Agreement this 14th day of February, 2008.




                                           QUAKER CAPITAL MANAGEMENT CORPORATION

                                           /s/ Mark G. Schoeppner
                                           -------------------------------------
                                           Name: Mark G. Schoeppner, President


                                           QUAKER CAPITAL PARTNERS I, L.P.

                                           By:  Quaker Premier, L.P., its
                                                general  partner

                                                By:  Quaker Capital Management
                                                     Corporation, its general
                                                     partner


                                                By:  /s/ Mark G. Schoeppner
                                                     ---------------------------
                                                     Mark G. Schoeppner
                                                     President

                                           QUAKER PREMIER, L.P.

                                           By:  Quaker Capital Management
                                                Corporation, its general partner


                                                By:  /s/ Mark G. Schoeppner
                                                     ---------------------------
                                                     Mark G. Schoeppner
                                                     President

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                                            QUAKER CAPITAL PARTNERS II, L.P.

                                            By:  Quaker Premier II, L.P., its
                                                 general  partner

                                                 By: Quaker Capital Management
                                                     Corporation, its general
                                                     partner


                                                 By:  /s/ Mark G. Schoeppner
                                                      --------------------------
                                                      Mark G. Schoeppner
                                                      President

                                            QUAKER PREMIER II, L.P.

                                            By:  Quaker Capital Management
                                                 Corporation, its general
                                                 partner


                                                 By:  /s/ Mark G. Schoeppner
                                                      --------------------------
                                                      Mark G. Schoeppner
                                                      President


                                            /s/ Mark G. Schoeppner
                                            ------------------------------------
                                                Mark G. Schoeppner